Right-of-Use Assets (Tables)	12 Months Ended
Dec. 31, 2022
Right-of-Use Assets [Abstract]
Schedule of right-of-use assets
	As at December 31,	As at December 31,	As at December 31,
	2022	2021	2020
Balance, beginning of period	$2,078,599	$2,413,720	$-
Additions(2)(3)	602,172	-	2,588,107
Depreciation	(142,324)	(198,291)	(174,387)
Modification of lease(1)	-	(136,830)	-
Balance, end of period	$2,538,447	$2,078,599	$2,413,720
(1)	On December 31, 2021, the Company entered into a 99 year lease for the 1001 East Delavan facility in exchange for a one time prepayment of $2.3 million. This long-term lease is treated as a lease modification of the current lease. This right-of-use asset is depreciated over 40 years. The lease for this right-of-use assets has been modified because of the prepayment as the Company has acquired the premises under a long-term lease.
(2)	In April 2022, the Company entered into a lease for its head office for a term of 5 years.

(3)	On February 14, 2020, prior to the closing of the RTO Transaction, BIT Management, LLC, Nyam, LLC and BIT Mining International, LLC (collectively the “Sellers”, all companies controlled by the CEO of Digihost) sold to the Company leasehold improvements and equipment and transferred and assigned the lease of the 1001 East Delavan facility. As consideration, the transaction resulted in an increase in right of use assets and liabilities of $2,588,107. When measuring lease liability, the Company’s incremental borrowing rate applied was estimated to be 10% per annum.